UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2007 (February 28, 2007)

AMERICAN SKIING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13057	04-3373730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

136 HEBER AVENUE, SUITE 303, PARK CITY, UTAH 84060

(Address of principal executive offices)

Registrant’s telephone number, including area code: (435) 615-0340

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement

On March 1, 2007, in conjunction with its completion of the sale of Steamboat Ski & Resort Corporation, American Skiing Company (the “Company”) permanently repaid all outstanding obligations under the $85.0 million term portion of its first lien loan and $105.0 million second lien term loan, both with Credit Suisse, GE Capital and certain other lenders (together with the $40.0 million revolving portion of the first lien term loan, collectively the “Resort Senior Credit Facility”).  The Company terminated all agreements relating to the second lien term loan.  In addition, the Company entered into an amendment of the $40.0 million revolving facility of its first lien loan.  The amendment to the revolving facility provides, among other things, for a reduction of the aggregate commitments available under the facility to $10.0 million and the elimination of the commitment fee thereunder, for the elimination of the annual EBITDA covenant for the fiscal quarter ending April 29, 2007, and for the approval by the revolving facility lenders of any future advances under the revolving credit facility.  The Company does not presently anticipate a need for additional advances under the revolving credit facility prior to the end of the fiscal quarter ending April 29, 2007.

The holders of the Company’s Series C-1 Preferred Stock and Series C-2 Preferred Stock (collectively, the “Holders”) had previously agreed with the lenders under the Resort Senior Credit Facility that the Holders would not exercise any remedies as a result of the failure to redeem the Series C-1 Preferred Stock and the Series C-2 Preferred Stock prior to their final maturities.  This agreement between the lenders under the Resort Senior Credit Facility and the Holders was terminated as of March 1, 2007.

On February 28, 2007, the Company’s subsidiary, Grand Summit Resort Properties, Inc., repaid all outstanding obligations (consisting only of deferred interest obligations) under its $110.0 million senior construction loan with Textron Financial Corporation and $10.6 million subordinated construction loan with Textron Financial Corporation (collectively, the “Construction Loan Facility”).  In conjunction with the repayment of all obligations under the Construction Loan Facility, the Company terminated all agreements relating to the Construction Loan Facility.

Item 2.01.                  Completion of Acquisition or Disposition of Assets

On March 1, 2007, the Company completed the sale of Steamboat Ski & Resort Corporation to Intrawest Holdings S.A.R.L. and Steamboat Acquisition Corp. (the “Steamboat Sale”).  Total proceeds received by the Company, subject to a final post-closing working capital and income adjustment, was $239.1 million,  after preliminary adjustments for working capital and debt assumed by the buyer, and income realized by the Company from and after October 31, 2006.

Certain statements contained in this Report constitute forward-looking statements under U.S. federal securities laws. These forward-looking statements reflect our current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties. In addition to factors discussed above, other factors that could cause actual results, performances or achievements to differ materially from those projected include factors listed from time to time in our documents we have filed with the Securities and

Exchange Commission. We caution the reader that this list is not exhaustive. We operate in a changing business environment and new risks arise from time to time. The forward-looking statements included in this Report are made only as of the date of this Report and we do not have or undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances other than as required by applicable federal securities laws.

Item 9.01                     Financial Statements and Exhibits.

(b)   Pro-forma Financial Information

The following unaudited pro forma financial data (the “Pro Forma Financial Data”) is derived from the historical financial statements of the Company.  The Pro Forma Financial Data and the accompanying notes should be read in conjunction with the Company’s Form 10-K as filed with the SEC on October 30, 2006, and the Company’s Form 10-Q as filed with the SEC on December 8, 2006.

The unaudited pro forma balance sheet data as of October 29, 2006 gives effect to the Steamboat Sale as if the transaction had occurred on such date.  Actual account balances as of the closing date will differ from those at October 29, 2006, and accordingly, the actual amounts and application of the net sales proceeds will differ from those presented herein.

The unaudited pro forma statements of operations for the thirteen weeks ended October 29, 2006, the thirteen weeks ended October 30, 2005, and the year ended July 30, 2006, give effect to the transaction as if it had occurred on August 1, 2005.  Tax effects of pro forma adjustments were calculated at the statutory rate in effect during the periods for which pro forma condensed income statements are presented.  However, tax effects of all pro forma adjustments resulted in offsetting adjustments in the valuation allowances that the Company has recorded against all existing net deferred income tax assets.

The pro forma statements of operations disclose income (loss) from continuing operations before nonrecurring charges or credits directly attributable to the Steamboat Sale.  Material nonrecurring charges or credits and related tax effects which result directly from the Steamboat Sale and which will be included in the income of the Company within the 12 months succeeding the Steamboat Sale are disclosed separately in the accompanying notes.

The Company expects that the tax effects of the net gain generated from the Steamboat Sale will be offset by its net operating loss carryforwards for regular income tax purposes.  As a result, the Company anticipates being subject only to the alternative minimum tax and state tax liabilities and has recorded an estimate of taxes payable based on the alternative minimum tax associated with these transactions.

The Pro Forma Financial Data is not intended to be indicative of either future results of operations or results that might have been achieved had the transactions actually occurred on the dates specified.  In the opinion of management, all adjustments necessary to present fairly the Pro Forma Financial Data have been made based upon the terms and structure of the Steamboat Sale.

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Balance Sheet Data

As of October 29, 2006

(in thousands)

	October 29, 2006 as reported	Pro Forma Adjustments	Notes	Pro Forma as adjusted
Assets

Current Assets
Cash and cash equivalents	$7,813	$34,362	a-d	$42,175
Restricted cash	2,452	(113)	b	2,339
Accounts receivable, net	6,042	(871)	b	5,171
Inventory	8,034	(615)	b	7,419
Prepaid expenses and other	5,383	(246)	b	5,137
Deferred income taxes	3,923	(1,983)	e	1,940
Total current assets	33,647	30,534		64,181

Property and equipment, net	333,528	(78,145)	b	255,383
Real estate developed for sale	1,992	(1,217)	b	775
Intangible assets, net	6,235	—		6,235
Deferred financing costs, net	5,084	(5,084)	b,c	—
Other assets	17,409	(7,495)	b,c	9,914
Total assets	$397,895	$(61,407)		$336,488

Liabilities and Stockholders’ Deficit

Current Liabilities
Current portion of long-term debt	$21,957	$(18,977)	b,c	$2,980
Accounts payable and other current liabilities	47,308	(10,266)	b-e	37,042
Deposits and deferred revenue	51,644	(13,363)	b	38,281
Total current liabilities	120,909	(42,606)		78,303

Long-term debt, net of current portion	197,846	(188,869)	b,c	8,977
Subordinated notes and debentures	114,261	—		114,261
Other long-term liabilities	14,959	(375)	b	14,584
Deferred income taxes	3,923	(1,983)	e	1,940

Mandatorily Redeemable Series B Preferred Stock	—	—		—
Mandatorily Redeemable Series C-1 Preferred Stock	73,507	—		73,507
Mandatorily Redeemable Series C-2 Preferred Stock	297,739	—		297,739
Mandatorily Redeemable Series D Preferred Stock	—	—		—
Total liabilities	823,144	(233,833)		589,311

Stockholders’ deficit
Common Stock, Class A	148	—		148
Common Stock	170	—		170
Additional paid-in capital	302,285	—		302,285
Accumulated deficit	(727,852)	172,426	c,e	(555,426)
Total stockholders’ deficit	(425,249)	172,426		(252,823)

Total liabilities and stockholders’ deficit	$397,895	$(61,407)		$336,488

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Balance Sheet Data

Summary of Pro Forma Adjustments

As of October 29, 2006

(in thousands)

Transactions associated with the Steamboat Sale

Balance Sheet Account	Note	Adjustment	Amount
Cash and cash equivalents	a	Record cash proceeds from the Steamboat Sale	$254,537
	a	Record expenses related to the Steamboat Sale	(5,185)
	b	Remove historical account balances related to Steamboat	(2,709)
	c	Repay Resort Senior Credit Facility	(209,169)
	c	Prepayment fee on Resort Senior Credit Facility	(1,050)
	c	Terminate interest rate swap agreement	1,588
	d	Repay deferred interest on Construction Loan Facility	(3,650)
			34,362

Restricted cash	b	Remove historical account balances related to Steamboat	(113)
			(113)

Accounts receivable, net	b	Remove historical account balances related to Steamboat	(871)
			(871)

Inventory	b	Remove historical account balances related to Steamboat	(615)
			(615)

Prepaid expenses and other	b	Remove historical account balances related to Steamboat	(246)
			(246)

Deferred income taxes	e	Tax impact of Steamboat Sale	(1,983)
			(1,983)

Property and equipment, net	b	Remove historical account balances related to Steamboat	(78,145)
			(78,145)

Real estate developed for sale	b	Remove historical account balances related to Steamboat	(1,217)
			(1,217)

Deferred financing costs, net	b	Remove historical account balances related to Steamboat	(5)
	c	Write off costs related to Resort Senior Credit Facility	(5,079)
			(5,084)

Other assets	b	Remove historical account balances related to Steamboat	(5,907)
	c	Terminate interest rate swap agreement	(1,588)
			(7,495)

Balance Sheet Account	Note	Adjustment	Amount
Current portion of long-term debt	b	Remove historical account balances related to Steamboat	$(757)
	c	Repay Resort Senior Credit Facility	(18,220)
			(18,977)

Accounts payable and other current liabilities	b	Remove historical account balances related to Steamboat	(5,600)
	c	Repay accrued interest on Resort Senior Credit Facility	(4,481)
	d	Repay deferred interest on Construction Loan Facility	(3,650)
	e	Income tax payable on gain on Steamboat Sale	3,465
			(10,266)

Deposits and deferred revenue	b	Remove historical account balances related to Steamboat	(13,363)
			(13,363)

Long-term debt, net of current portion	b	Remove historical account balances related to Steamboat	(2,401)
	c	Repay Resort Senior Credit Facility	(186,468)
			(188,869)

Other long-term liabilities	b	Remove historical account balances related to Steamboat	(375)
			(375)

Deferred income taxes	e	Tax impact of Steamboat Sale	(1,983)
			(1,983)

Accumulated deficit	c	Write off costs related to Resort Senior Credit Facility	(5,079)
	c	Prepayment fee on Resort Senior Credit Facility	(1,050)
	e	Gain on Steamboat Sale	182,020
	e	Tax impact of gain on Steamboat Sale	(3,465)
			172,426

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the thirteen weeks ended October 29, 2006

(in thousands, except per share amounts)

	13 weeks ended October 29, 2006 as reported	Pro Forma Adjustments	Notes	Pro Forma as adjusted
Net revenues:
Resort	$17,702	$(3,768)	b	$13,934
Real estate	4,822	(3,275)	b	1,547
Total net revenues	22,524	(7,043)		15,481

Operating expenses:
Resort	25,151	(4,994)	b	20,157
Real estate	4,338	(2,855)	b	1,483
Marketing, general and administrative	12,478	(2,387)	b	10,091
Depreciation and amortization	2,714	(624)	b	2,090
Total operating expenses	44,681	(10,860)		33,821

Loss from operations	(22,157)	3,817		(18,340)

Interest expense	(23,111)	6,462	b,c	(16,649)
Interest income	146	(146)	b	—
Interest rate swap agreement	(197)	197	c	—
Loss before benefit for income taxes	(45,319)	10,330		(34,989)

Benefit for income taxes	—	—		—

Loss attributable to common stockholders	$(45,319)	$10,330		$(34,989)

Basic and diluted loss per common share	$(1.43)			$(1.10)

Basic and diluted weighted average common shares outstanding	31,738			31,738

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the thirteen weeks ended October 29, 2006

Summary of Pro Forma Adjustments

(in thousands)

Transactions associated with the Steamboat Sale

Income Statement Account	Note	Adjustment	Amount
Interest expense	b	Remove historical account balances related to Steamboat	$(29)
	c	Remove expense related to Resort Senior Credit Facility	(6,156)
	c	Remove deferred financing costs from interest expense	(277)
			(6,462)

Interest income	b	Remove historical account balances related to Steamboat	(146)
			(146)

Interest rate swap agreement	c	Remove impact of interest rate swap agreement	197
			197

All other accounts	b	Remove historical account balances related to Steamboat

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the thirteen weeks ended October 30, 2005

(in thousands, except per share amounts)

	13 weeks ended October 30, 2005 as reported	Pro Forma Adjustments	Notes	Pro Forma as adjusted
Net revenues:
Resort	$17,147	$(3,456)	b	$13,691
Real estate	2,969	(159)	b	2,810
Total net revenues	20,116	(3,615)		16,501

Operating expenses:
Resort	23,963	(4,615)	b	19,348
Real estate	1,942	—	b	1,942
Marketing, general and administrative	11,568	(2,343)	b	9,225
Depreciation and amortization	2,910	(611)	b	2,299
Impairment loss on property sold	1,533	—		1,533
Total operating expenses	41,916	(7,569)		34,347

Loss from operations	(21,800)	3,954		(17,846)

Interest expense	(21,244)	5,791	b,c	(15,453)
Interest income	151	(151)	b	—
Gain on sale of property	169	—		169
Interest rate swap agreement	525	(525)	c	—
Loss before benefit for income taxes	(42,199)	9,069		(33,130)

Benefit for income taxes	—	—		—

Net loss attributable to common stockholders	$(42,199)	$9,069		$(33,130)

Basic and diluted loss per common share	$(1.33)			$(1.04)

Basic and diluted weighted average common shares outstanding	31,738			31,738

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the thirteen weeks ended October 30, 2005

Summary of Pro Forma Adjustments

(in thousands)

Transactions associated with the Steamboat Sale

Income Statement Account	Note	Adjustment	Amount
Interest expense	b	Remove historical account balances related to Steamboat	$(59)
	c	Remove expense related to Resort Senior Credit Facility	(5,455)
	c	Remove deferred financing costs from interest expense	(277)
			(5,791)

Interest income	b	Remove historical account balances related to Steamboat	(151)
			(151)

Interest rate swap agreement	c	Remove impact of interest rate swap agreement	(525)
			(525)

All other accounts	b	Remove historical account balances related to Steamboat

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the year ended July 30, 2006

(in thousands, except per share amounts)

	Year ended July 30, 2006 as reported	Pro Forma Adjustments	Notes	Pro Forma as adjusted
Net revenues:
Resort	$274,369	$(74,012)	b	$200,357
Real estate	33,441	(164)	b	33,277
Total net revenues	307,810	(74,176)		233,634

Operating expenses:
Resort	174,426	(37,317)	b	137,109
Real estate	27,559	(43)	b	27,516
Marketing, general and administrative	53,167	(9,327)	b	43,840
Depreciation and amortization	31,116	(5,461)	b	25,655
Impairment loss on property sold	1,533	—		1,533
Loss on disposal of commercial property	917	—		917
Total operating expenses	288,718	(52,148)		236,570

Income (loss) from operations	19,092	(22,028)		(2,936)

Interest expense	(87,470)	23,944	b,c	(63,526)
Interest income	595	(595)	b	—
Gain on sale of property	169	—		169
Interest rate swap agreement	1,961	(1,961)	c	—
Loss before benefit for income taxes	(65,653)	(640)		(66,293)

Benefit for income taxes	—	—		—

Net loss attributable to common stockholders	$(65,653)	$(640)		$(66,293)

Basic and diluted loss per common share	$(2.07)			$(2.09)

Basic and diluted weighted average common shares outstanding	31,738			31,738

American Skiing Company and Subsidiaries

Unaudited Condensed Consolidated Pro Forma Statement of Operations

For the year ended July 30, 2006

Summary of Pro Forma Adjustments

(in thousands)

Transactions associated with the Steamboat Sale

Income Statement Account	Note	Adjustment	Amount
Interest expense	b	Remove historical account balances related to Steamboat	$(276)
	c	Remove expense related to Resort Senior Credit Facility	(22,559)
	c	Remove deferred financing costs from interest expense	(1,109)
			(23,944)

Interest income	b	Remove historical account balances related to Steamboat	(595)
			(595)

Interest rate swap agreement	c	Remove impact of interest rate swap agreement	(1,961)
			(1,961)

All other accounts	b	Remove historical account balances related to Steamboat

American Skiing Company and Subsidiaries
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statement Data

General

On December 18, 2006, the Company and Steamboat Ski & Resort Corporation (“Steamboat”) entered into the Steamboat Purchase Agreement with Wintergames Holdings SARL to sell all of the Company’s stock in Steamboat, the owner and operator of the Steamboat ski resort.  On March 1, 2007, the Steamboat Sale was completed with Intrawest Holdings S.A.R.L., formerly known as Wintergames Holdings SARL.  The Company used the net proceeds from the sale to repay existing senior debt. The attached pro forma statements of operations remove the results from operations of Steamboat and adjust interest expense as if the Steamboat Sale was completed on August 1, 2005.  The attached pro forma balance sheet data as of October 29, 2006 assumes that the sale was completed as of that date.  Actual account balances as of the actual closing date will differ from those at October 29, 2006, and accordingly, the actual amounts and application of the net sales proceeds will differ from those presented herein.

All material nonrecurring charges and credits directly attributable to the Steamboat Sale are included in the accompanying condensed consolidated pro forma balance sheet data.  These nonrecurring charges and credits, and the related tax effects have been excluded from the accompanying condensed consolidated pro forma statements of operations.  These include the following pro forma adjustments as referenced in the notes following:

(c)          Prepayment fee and write off of deferred financing costs associated with repayment of the Company’s Resort Senior Credit Facility from the proceeds of the Steamboat Sale; and

(e)  Gain and related tax impact from the Steamboat Sale.

Tax effects of pro forma adjustments were calculated at the statutory rate in effect during the periods for which pro forma condensed income statements are presented.  However, tax effects of all pro forma adjustments resulted in offsetting adjustments in the valuation allowances that the Company has recorded against all existing net deferred income tax assets.

The Company expects that the tax effects of the net gain generated from the Steamboat Sale will be offset by its net operating loss carryforwards for regular income tax purposes.  As a result, the Company anticipates being subject only to the alternative minimum tax and state tax liabilities and has recorded an estimate of taxes payable based on the alternative minimum tax associated with the transaction.

Adjustments related to the Steamboat Sale

(a)           The Company completed the Steamboat Sale on March 1, 2007.  The purchase price was $265.0 million, less the assumption of approximately $4 million in debt ($3.2 million on a pro forma basis as of October 29, 2006), and was subject to certain working capital and earnings adjustments ($7.3 million on a pro forma basis as of October 29, 2006).  The net sales price ($254.5 million on a pro forma basis) was paid in cash.  In addition, the Company expects to pay a total approximately $5.2 million in investment banking fees and other related closing costs at the time of closing or shortly thereafter, resulting in net cash proceeds on a pro forma basis of $249.3 million.

(b)           All results of operations and historical balance sheet account balances related to the operations and the assets and liabilities sold have been removed from the pro forma financial statements.

(c)           The Company used the net sales proceeds to pay off its Resort Senior Credit Facility.  As of October 29, 2006, the total balance was $209.2 million, including $17.4 million outstanding under the Revolving Facility, $82.3 million under the First Lien Term Loan, $105.0 million under the Second Lien Term Loan, and $4.5 million in accrued interest.  The terms of the Resort Senior Credit Facility provide for a fee of 1% to be paid upon the optional prepayment of the Second Lien Term Loan.  Repayment in full of the Resort Senior Credit Facility also resulted in the termination of its interest rate swap agreement, resulting in a payment to the Company of its market value ($1.6 million as of October 29, 2006).  Repayment of the Resort Senior Credit Facility also resulted in the write-off of all remaining deferred financing costs ($5.1 million as of October 29, 2006).  All interest expense related to the Resort Senior Credit Facility, including amortization of deferred financing costs, and market value adjustments on the interest rate swap agreement have been removed from the pro forma statements of operations in all periods presented.

(d)           The Company also paid the remaining balance of deferred interest due under its Construction Loan Facility ($3.7 million as of October 29, 2006), which was collateralized by remaining assets at the Steamboat Grand Hotel which were sold as part of the transaction.

(e)           On a pro forma basis as of October 29, 2006, the gain on the Steamboat Sale would have been $182.0 million for financial reporting purposes and $170.9 for income tax purposes.  The Company expects to offset the income tax impact of the gain by utilizing deferred tax benefits that have previously been reserved through a valuation allowance.  Accordingly, income taxes attributable to this transaction would be limited to alternative minimum tax, which, on a pro forma basis would have been $3.5 million.

(d)   Exhibits

Exhibit 10.1                                    Purchase Agreement by and among Steamboat Ski & Resort Corporation, American Skiing Company, Steamboat Acquisition Corp. and Wintergames Holdings SARL dated December 18, 2006

Exhibit 10.2                                    First Amendment and Waiver to First Lien Credit Agreement among American Skiing Company, certain of its subsidiaries as borrowers, and General Electric Capital Corporation as Agent for the lenders thereunder dated March 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2007	American Skiing Company

	By:	/s/ Foster A. Stewart, Jr.
		Name:	Foster A. Stewart, Jr.
		Title:	Senior Vice President and
General Counsel

INDEX TO EXHIBITS

10.1                                                                           Purchase Agreement by and among Steamboat Ski & Resort Corporation, American Skiing Company, Steamboat Acquisition Corp. and Wintergames Holdings SARL dated December 18, 2006

10.2                                                                           First Amendment and Waiver to First Lien Credit Agreement among American Skiing Company, certain of its subsidiaries as borrowers, and General Electric Capital Corporation as Agent for the lenders thereunder dated March 1, 2007